Exhibit 99.1

Marvell Technology Group Ltd. Reports Second Quarter of Fiscal Year 2020
Financial Results

•	Q2 Revenue: $657 million

•	Q2 Gross Margin: 53.4% GAAP gross margin; 63.3% non-GAAP gross margin

•	Q2 Diluted income (loss) per share: $(0.09) GAAP diluted loss per share; $0.16 non-GAAP diluted income per share

•	Cash and short-term investments: $573 million
Santa Clara, Calif. (August 29, 2019) - Marvell Technology Group Ltd. (NASDAQ: MRVL), a leader in infrastructure semiconductor solutions, today reported financial results for the second quarter of fiscal year 2020. Revenue for the second quarter of fiscal 2020 was $657 million, which exceeded the midpoint of the Company's guidance provided on May 30, 2019.
GAAP net loss for the second quarter of fiscal 2020 was $(57) million, or $(0.09) per diluted share. Non-GAAP net income for the second quarter of fiscal 2020 was $110 million, or $0.16 per diluted share. Cash flow from operations for the second quarter was $73 million.

“Marvell delivered solid second quarter results with revenue above the mid-point of our guidance and we fully achieved the operating expense reductions we had outlined last year, two quarters ahead of schedule,” said Matt Murphy, Marvell’s President and CEO. “In our third quarter, we face a worsening macro environment along with the ongoing impact from the current restrictions on shipments to Huawei, offset by a stabilizing storage business and the earlier than expected first production shipments of our 5G solutions.”

Marvell's third quarter guidance takes into account the U.S. Government's export restriction on Huawei.

Third Quarter of Fiscal 2020 Financial Outlook

•	Revenue is expected to be $660 million +/- 3%.

•	GAAP gross margin is expected to be 53.5% to 54.5%.

•	Non-GAAP gross margin is expected to be 63% to 64%.

•	GAAP operating expenses are expected to be $380 million to $390 million.

•	Non-GAAP operating expenses are expected to be $280 million +/- $2.5 million.

•	GAAP diluted loss per share is expected to be $(0.09) to $(0.05) per share.

•	Non-GAAP diluted income per share is expected to be $0.15 to $0.19 per share.

Conference Call
Marvell will conduct a conference call on Thursday, August 29, 2019 at 1:45 p.m. Pacific Time to discuss results for the second quarter of fiscal 2020. Interested parties may join the conference call by dialing 1-844-647-5488 or 1-615-247-0258, pass-code 1183687. The call will be webcast and can be accessed at the Marvell Investor Relations website at http://investor.marvell.com/ with a replay available following the call until Thursday, September 5, 2019.

Discussion of Non-GAAP Financial Measures
Non-GAAP financial measures exclude the effect of share-based compensation expense, amortization of the inventory fair value step up, amortization of acquired intangible assets, acquisition and divestiture-related costs, restructuring and other related charges, litigation settlement, and certain expenses and benefits that are driven primarily by discrete events that management does not consider to be directly related to Marvell’s core business.
Marvell uses a non-GAAP tax rate to compute the non-GAAP tax provision. This non-GAAP tax rate is based on Marvell's estimated annual GAAP income tax forecast, adjusted to account for items excluded from GAAP income in calculating Marvell's non-GAAP income, as well as the effects of significant non-recurring and period specific tax items which vary in size and frequency. Marvell's non-GAAP tax rate is determined on an annual basis and may be adjusted during the year to take into account events that may materially affect the non-GAAP tax rate such as tax law changes; significant changes in Marvell's geographic mix of revenue and expenses; or changes to Marvell's corporate structure. For the second quarter of fiscal 2020, a non-GAAP tax rate of 4.5% has been applied to the non-GAAP financial results.
Marvell believes that the presentation of non-GAAP financial measures provide important supplemental information to management and investors regarding financial and business trends relating to Marvell’s financial condition and results of operations. While Marvell uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, Marvell does not consider these measures to be a substitute for, or superior to, financial measures calculated in accordance with GAAP. Consistent with this approach, Marvell believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance.
Externally, management believes that investors may find Marvell’s non-GAAP financial measures useful in their assessment of Marvell’s operating performance and the valuation of Marvell. Internally, Marvell’s non-GAAP financial measures are used in the following areas:

•	Management’s evaluation of Marvell’s operating performance;

•	Management’s establishment of internal operating budgets;

•	Management’s performance comparisons with internal forecasts and targeted business models; and

•	Management’s determination of the achievement and measurement of certain performance-based equity awards (adjustments may vary from award to award).

Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of Marvell’s business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of Marvell’s results as reported under GAAP. Marvell expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items from Marvell’s non-GAAP net income should not be construed as an inference that these costs are unusual, infrequent or non-recurring.

Forward-Looking Statements under the Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “can,” “may,” “will,” “would” and similar expressions identify such forward-looking statements. These statements are not guarantees of results and should not be considered as an indication of future activity or future performance. Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties, including, but not limited to: the risk that the proposed acquisitions of Aquantia, Corp. and the Application Specific Integrated Circuit (ASIC) business of GLOBALFOUNDRIES and the divestiture of Marvell's Wi-Fi Connectivity business to NXP (collectively, the “Transactions”) will not be completed; the risk that the company may not realize the anticipated benefits of the Transactions; the effect of the consummation of the Transactions on the company's business relationships, operating results, and business generally; potential difficulties in employee retention as a result of the Transactions; the ability of Marvell to successfully integrate operations and product lines related to the acquisitions; the ability of Marvell to implement its plans, forecasts, and other expectations with respect to the Transactions and realize the anticipated synergies and cost savings in the time frame anticipated or at all; the impact of international conflict and economic volatility in either domestic or foreign markets including risks related to trade conflicts, bans and tariffs; the risks associated with manufacturing and selling products and customers’ products outside of the United States; Marvell's ability to define, design and develop products for the 5G market; Marvell's ability to market its 5G products to Tier 1 infrastructure customers; the effects of transitioning to smaller geometry process technologies; the impact of any change in the income tax laws in jurisdictions where Marvell operates and the loss of any beneficial tax treatment that Marvell currently enjoys; the risk of downturns in the highly cyclical semiconductor industry; Marvell’s dependence upon the storage and networking markets, which are highly cyclical and intensely competitive; the outcome of pending or future litigation and legal and regulatory proceedings; Marvell’s dependence on a small number of customers; the impact and costs associated with changes in international financial and regulatory conditions; Marvell’s ability and the ability of its customers to successfully compete in the markets in which it serves; Marvell’s reliance on independent foundries and subcontractors for the manufacture, assembly and testing of its products; Marvell’s ability and its customers’ ability to develop new and enhanced products and the adoption of those products in the market; decreases in gross margin and results of operations in the future due to a number of factors; Marvell’s ability to estimate customer demand and future sales accurately; Marvell’s ability to scale its operations in response to changes in demand for existing or new products and services; risks associated with acquisition and consolidation activity in the semiconductor industry; the effects of any other potential acquisitions, divestitures or investments; Marvell’s ability to protect its intellectual property; Marvell’s maintenance of an effective system of internal controls; severe financial hardship or bankruptcy of one or more of Marvell’s major customers; and other risks detailed in Marvell’s SEC filings from time to time. For other factors that could cause Marvell’s results to vary from expectations, please see the risk factors identified in Marvell’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 4, 2019 as filed with the SEC on June 6, 2019, and other factors detailed from time to time in Marvell’s filings with the SEC. Marvell undertakes no obligation to revise or publicly update any forward-looking statements.

About Marvell
Marvell first revolutionized the digital storage industry by moving information at speeds never thought possible. Today, that same breakthrough innovation remains at the heart of the Company’s storage, processing, networking, security and connectivity solutions. With leading intellectual property and deep system-level knowledge, Marvell’s semiconductor solutions continue to transform the enterprise, cloud, automotive, industrial, and consumer markets. To learn more, visit: www.marvell.com.
Marvell® and the Marvell logo are registered trademarks of Marvell and/or its affiliates.

Marvell Technology Group Ltd.
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	August 3, 2019	May 4, 2019	August 4, 2018	August 3, 2019	August 4, 2018
Net revenue	$656,568	$662,452	$665,310	$1,319,020	$1,269,941
Cost of goods sold	305,866	301,024	288,200	606,890	517,138
Gross profit	350,702	361,428	377,110	712,130	752,803

Operating expenses:
Research and development	266,354	266,867	216,285	533,221	393,019
Selling, general and administrative	113,990	110,005	133,701	223,995	206,014
Restructuring related charges	16,586	5,682	35,415	22,268	36,982
Total operating expenses	396,930	382,554	385,401	779,484	636,015
Operating income (loss)	(46,228)	(21,126)	(8,291)	(67,354)	116,788
Interest income	1,077	1,268	3,575	2,345	9,644
Interest expense	(20,531)	(21,203)	(15,795)	(41,734)	(16,039)
Other income (loss), net	(2,197)	(116)	(2,701)	(2,313)	(1,230)
Interest and other income (loss), net	(21,651)	(20,051)	(14,921)	(41,702)	(7,625)
Income (loss) before income taxes	(67,879)	(41,177)	(23,212)	(109,056)	109,163
Provision (benefit) for income taxes	(10,548)	7,273	(29,971)	(3,275)	(26,208)
Net income (loss)	(57,331)	(48,450)	6,759	(105,781)	135,371

Net income (loss) per share — Basic:	$(0.09)	$(0.07)	$0.01	$(0.16)	$0.26

Net income (loss) per share — Diluted:	$(0.09)	$(0.07)	$0.01	$(0.16)	$0.25

Weighted average shares:
Basic	663,603	658,963	552,238	661,280	524,787
Diluted	663,603	658,963	562,149	661,280	535,433

Marvell Technology Group Ltd.
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	August 3, 2019	February 2, 2019
Assets
Current assets:
Cash and cash equivalents	$573,496	$582,410
Accounts receivable, net	452,746	493,122
Inventories	240,421	276,005
Prepaid expenses and other current assets	37,069	43,721
Assets held for sale	597,675	—
Total current assets	1,901,407	1,395,258
Property and equipment, net	319,761	318,978
Goodwill	4,933,719	5,494,505
Acquired intangible assets, net	2,399,975	2,560,682
Other non-current assets	426,278	247,329
Total assets	$9,981,140	$10,016,752

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$211,422	$185,362
Accrued liabilities	312,987	335,509
Accrued employee compensation	90,659	115,925
Liabilities held for sale	5,604	—
Total current liabilities	620,672	636,796
Long-term debt	1,685,359	1,732,699
Non-current income taxes payable	49,881	59,221
Deferred tax liabilities	242,957	246,252
Other non-current liabilities	178,459	35,374
Total liabilities	2,777,328	2,710,342

Shareholders’ equity:
Common shares	1,334	1,317
Additional paid-in capital	6,271,120	6,188,598
Retained earnings	931,358	1,116,495
Total shareholders’ equity	7,203,812	7,306,410
Total liabilities and shareholders’ equity	$9,981,140	$10,016,752

Marvell Technology Group Ltd. Condensed Consolidated Statements of Cash Flows (Unaudited) (In thousands)

	Three Months Ended		Six Months Ended
	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018
Cash flows from operating activities:
Net income (loss)	$(57,331)	$6,759	$(105,781)	$135,371
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	41,941	26,754	86,239	47,097
Share-based compensation	63,676	59,392	122,274	83,244
Amortization of acquired intangible assets	80,967	25,939	160,707	25,939
Amortization of inventory fair value adjustment associated with acquisition of Cavium	—	22,933	—	22,933
Amortization of deferred debt issuance costs and debt discounts	1,178	7,073	2,859	7,073
Restructuring related impairment charges (gain)	6,281	1,993	10,097	1,993
Other expense, net	580	2,740	2,016	3,631
Deferred income taxes	(1,982)	(22,238)	2,374	(21,414)
Changes in assets and liabilities:
Accounts receivable	17,601	(1,356)	40,376	(48,749)
Inventories	(7,174)	4,186	8,674	6,866
Prepaid expenses and other assets	(15,997)	(5,396)	(7,993)	(19,504)
Accounts payable	24,370	(15,015)	22,497	(271)
Accrued liabilities and other non-current liabilities	(49,188)	(32,400)	(80,117)	(11,961)
Accrued employee compensation	(31,782)	(19,429)	(25,266)	(41,539)
Net cash provided by operating activities	73,140	61,935	238,956	190,709
Cash flows from investing activities:
Purchases of available-for-sale securities	—	(1,499)	—	(14,956)
Sales of available-for-sale securities	—	553,623	—	623,896
Maturities of available-for-sale securities	—	59,165	—	187,985
Purchases of time deposits	—	—	—	(25,000)
Maturities of time deposits	—	75,000	—	150,000
Purchases of technology licenses	(38)	(903)	(1,522)	(1,263)
Purchases of property and equipment	(23,010)	(20,801)	(42,193)	(34,389)
Cash payment for acquisition of Cavium, net of cash and cash equivalents acquired	—	(2,649,465)	—	(2,649,465)
Other, net	(47)	1,462	(389)	(3,527)
Net cash used in investing activities	(23,095)	(1,983,418)	(44,104)	(1,766,719)
Cash flows from financing activities:
Repurchases of common stock	(16,250)	—	(64,272)	—
Proceeds from employee stock plans	50,230	33,525	81,314	44,580
Tax withholding paid on behalf of employees for net share settlement	(32,884)	(12,883)	(61,642)	(36,776)
Dividend payments to shareholders	(39,889)	(39,383)	(79,356)	(69,181)
Payments on technology license obligations	(13,056)	(9,017)	(28,324)	(29,478)
Proceeds from issuance of debt	—	1,892,605	—	1,892,605
Principal payments of debt	—	(606,128)	(50,000)	(606,128)
Payment of equity and debt financing costs	—	(5,835)	—	(9,435)
Other, net	3,407	—	(1,486)	—
Net cash provided by (used in) in financing activities	(48,442)	1,252,884	(203,766)	1,186,187
Net increase (decrease) in cash and cash equivalents	1,603	(668,599)	(8,914)	(389,823)
Cash and cash equivalents at beginning of period	571,893	1,167,258	582,410	888,482
Cash and cash equivalents at end of period	$573,496	$498,659	$573,496	$498,659

Marvell Technology Group Ltd. Reconciliations from GAAP to Non-GAAP (Unaudited) (In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	August 3, 2019	May 4, 2019	August 4, 2018	August 3, 2019	August 4, 2018
GAAP gross profit:	$350,702	$361,428	$377,110	$712,130	$752,803
Special items:
Share-based compensation	3,662	2,926	4,748	6,588	6,653
Amortization of acquired intangible assets	61,132	59,906	18,984	121,038	18,984
Other cost of goods sold (a)	—	450	22,933	450	22,933
Total special items	64,794	63,282	46,665	128,076	48,570
Non-GAAP gross profit	$415,496	$424,710	$423,775	$840,206	$801,373

GAAP gross margin	53.4%	54.6%	56.7%	54.0%	59.3%
Non-GAAP gross margin	63.3%	64.1%	63.7%	63.7%	63.1%

Total GAAP operating expenses	$396,930	$382,554	$385,401	$779,484	$636,015
Special items:
Share-based compensation	(60,014)	(55,672)	(68,675)	(115,686)	(90,622)
Restructuring related charges (b)	(16,585)	(5,682)	(35,415)	(22,267)	(36,982)
Amortization of acquired intangible assets	(19,835)	(19,834)	(6,955)	(39,669)	(6,955)
Other operating expenses (c)	(20,676)	(6,569)	(28,229)	(27,245)	(43,481)
Total special items	(117,110)	(87,757)	(139,274)	(204,867)	(178,040)
Total non-GAAP operating expenses	$279,820	$294,797	$246,127	$574,617	$457,975

GAAP operating margin	(7.0)%	(3.2)%	(1.2)%	(5.1)%	9.2%
Other cost of goods sold (a)	—%	0.1%	3.5%	—%	1.9%
Share-based compensation	9.7%	8.8%	11.0%	9.3%	7.7%
Restructuring related charges (b)	2.5%	0.9%	5.3%	1.7%	2.9%
Amortization of acquired intangible assets	12.3%	12.0%	3.9%	12.2%	2.0%
Other operating expenses (c)	3.2%	1.0%	4.2%	2.0%	3.3%
Non-GAAP operating margin	20.7%	19.6%	26.7%	20.1%	27.0%

Marvell Technology Group Ltd. Reconciliations from GAAP to Non-GAAP (Unaudited) (In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	August 3, 2019	May 4, 2019	August 4, 2018	August 3, 2019	August 4, 2018
GAAP interest and other income (loss), net	$(21,651)	$(20,051)	$(14,921)	$(41,702)	$(7,625)
Special items:
Restructuring related items (d)	75	(338)	(121)	(263)	(1,633)
Write-off of debt issuance costs (e)	—	458	6,104	458	6,104
Deal costs (f)	1,009	—	—	1,009	—
Total special items	1,084	120	5,983	1,204	4,471
Total non-GAAP interest and other income (loss), net	$(20,567)	$(19,931)	$(8,938)	$(40,498)	$(3,154)

GAAP net income (loss)	$(57,331)	$(48,450)	$6,759	$(105,781)	$135,371
Special items:
Other cost of goods sold (a)	—	450	22,933	450	22,933
Share-based compensation	63,676	58,598	73,423	122,274	97,275
Restructuring related charges in operating expenses (b)	16,585	5,682	35,415	22,267	36,982
Restructuring related items in interest and other income, net (d)	75	(338)	(121)	(263)	(1,633)
Amortization of acquired intangible assets	80,967	79,740	25,939	160,707	25,939
Write-off of debt issuance costs (e)	—	458	6,104	458	6,104
Deal costs in interest and other income, net (f)	1,009	—	—	1,009	—
Other operating expenses (c)	20,676	6,569	28,229	27,245	43,481
Pre-tax total special items	182,988	151,159	191,922	334,147	231,081
Other income tax effects and adjustments (g)	(15,728)	2,324	(36,720)	(13,404)	(39,818)
Non-GAAP net income	$109,929	$105,033	$161,961	$214,962	$326,634

Weighted average shares — basic	663,603	658,963	552,238	661,280	524,787
Weighted average shares — diluted	663,603	658,963	562,149	661,280	535,433

GAAP diluted net income (loss) per share	$(0.09)	$(0.07)	$0.01	$(0.16)	$0.25
Non-GAAP diluted net income per share (h)	$0.16	$0.16	$0.28	$0.32	$0.60

(a)	Other costs of goods sold includes amortization of the Cavium inventory fair value step up in 2018 as well as charges for past intellectual property licensing matters in 2019.

(b)	Restructuring related charges include employee severance, facilities related costs, and impairment of equipment and other assets.

(c)	Other operating expenses include Cavium, Aquantia, and Avera merger costs.

(d)	Interest and other income, net, includes restructuring related items such as foreign currency remeasurement associated with restructuring related accruals.

(e)	Write-off of debt issuance costs is associated with the partial term loan repayment during the three months ended May 4, 2019, as well as during the three and six months ended August 4, 2018.

(f)	Deal costs include transaction costs incurred in connection with the divestiture of the Wi-Fi Connectivity business.

(g)
Other income tax effects and adjustments relate to tax provision based on a non-GAAP income tax rate of 4.5% for the three months ended May 4, 2019 and the three and six months ended August 3, 2019, and based on a non-GAAP income tax rate of 4% for the three and six months ended August 4, 2018.

(h)
Non-GAAP diluted net income per share for the three months ended August 3, 2019 and May 4, 2019 was calculated by dividing non-GAAP net income by weighted average shares outstanding (diluted) of 675,755 shares and 671,048 shares, respectively, due to the non-GAAP net income reported in the respective period. Non-GAAP diluted net income per share for the six months ended August 3, 2019 was calculated by dividing non-GAAP net income by weighted average shares outstanding (diluted) of 673,399 shares due to the non-GAAP net income reported in the period.

Marvell Technology Group Ltd.
Outlook for the Third Quarter of Fiscal Year 2020
Reconciliations from GAAP to Non-GAAP (Unaudited)
(In millions, except per share amounts)

Outlook for Three Months Ended November 2, 2019
GAAP revenue	$660 +/- 3%
Special items:	—
Non-GAAP revenue	$660 +/- 3%

GAAP gross margin	53.5% to 54.5%
Special items:
Share-based compensation	0.3%
Amortization of acquired intangible assets	9.2%
Non-GAAP gross margin	63% to 64%

Total GAAP operating expenses	$380 - $390
Special items:
Share-based compensation	65
Restructuring related charges	2
Amortization of acquired intangible assets	20
Other operating expenses	18
Total non-GAAP operating expenses	$280 +/- $2.5

GAAP diluted net loss per share	$(0.09) - $(0.05)
Special items:
Share-based compensation	0.10
Amortization of acquired intangible assets	0.12
Other operating expenses	0.03
Other income tax effects and adjustments	(0.01)
Non-GAAP diluted net income per share	$0.15 - $0.19

Quarterly Revenue Trend (Unaudited)
(In thousands)

	Three Months Ended			% Change
	August 3, 2019	May 4, 2019	August 4, 2018	YoY	QoQ
Storage (1)	$274,905	$278,667	$335,764	(18)%	(1)%
Networking (2)	329,605	341,344	283,330	16%	(3)%
Total Core	604,510	620,011	619,094	(2)%	(3)%
Other (3)	52,058	42,441	46,216	13%	23%
Total Revenue	$656,568	$662,452	$665,310	(1)%	(1)%

	Three Months Ended
% of Total	August 3, 2019	May 4, 2019	August 4, 2018
Storage (1)	42%	42%	50%
Networking (2)	50%	52%	43%
Total Core	92%	94%	93%
Other (3)	8%	6%	7%
Total Revenue	100%	100%	100%

(1) Storage products are comprised primarily of HDD and SSD Controllers, Fibre Channel Adapters and Data Center Storage Solutions.
(2) Networking products are comprised primarily of Ethernet Switches, Ethernet Transceivers, Ethernet NICs, Embedded Communication Processors, Automotive Ethernet, Security Adapters and Processors as well as WiFi Connectivity products. In addition, this grouping includes a few legacy product lines in which we no longer invest, but will generate revenue for several years.

(3) Other products are comprised primarily of Printer Solutions, Application Processors and others.

For further information, contact:
Ashish Saran
Vice President, Investor Relations
408-222-0777
ir@marvell.com